ADVANCED SERIES TRUST
AST Academic Strategies Asset Allocation Portfolio
AST Western Asset Emerging Markets Debt Portfolio

Supplement dated June 24, 2014 to the
Prospectus and Statement of Additional Information,
each dated April 28, 2014, of Advanced Series Trust

This supplement should be read in conjunction with your Advanced Series Trust (the Trust) Prospectus (the Prospectus) and Statement of Additional Information (the SAI), each dated April 28, 2014, and should be retained for future reference. The AST Academic Strategies Asset Allocation Portfolio (the Asset Allocation Portfolio) and the AST Western Asset Emerging Markets Debt Portfolio (the Western Asset Portfolio, and together, with the Asset Allocation Portfolio, the Portfolios) may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus.

The Board of Trustees of the Trust recently approved adding Western Asset Management Company and Western Asset Management Company Limited (collectively, Western Asset) as subadvisers to the new macro opportunities sleeve of the Asset Allocation Portfolio (the Macro Opportunities Sleeve). This change will be effective on or about July 14, 2014. Depending upon market, economic, and financial conditions as of July 14, 2014, and the ability of the Trust and Western Asset to implement certain legal agreements, it may take several weeks to fully implement the Macro Opportunities Sleeve.

Additionally, Matthew Duda no longer serves as a portfolio manager on the Portfolios. Keith J. Gardner, S. Kenneth Leech and Gordon S. Brown continue to serve as portfolio managers on the Portfolios.

To reflect these changes, the Prospectus and SAI are revised as follows:

I.	All references to Matthew Duda in the Prospectus and SAI are hereby deleted and removed.

II.	The following is added to the “MANAGEMENT OF THE PORTFOLIO” table in the summary section of the Prospectus related to the Asset Allocation Portfolio:

Investment Managers	Subadvisers	Portfolio Manager	Title	Service Date
	Western Asset Management Company/ Western Asset Management Company Limited	Prashant Chandran	Portfolio Manager	July 2014

III.	The following paragraph replaces the paragraph labeled “Investments in Traditional Asset Classes.” in the “Principal Investment Policies” section of the “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST” section of the Prospectus relating to the Asset Allocation Portfolio:

Investments in Traditional Asset Classes. With the exception of the International Fixed Income (Hedged) and Emerging Markets investment categories within the fixed income asset class, exposure to all of the remaining traditional investment categories is generally obtained through investments in Underlying Portfolios that are portfolios of the Trust. Pacific Investment Management Company LLC (PIMCO) will serve as the Subadviser to the International Fixed income (Hedged) and Western Asset Management Company /Western Asset Management Company Limited will serve as Subadvisers to the Emerging Markets and Macro Opportunities investment categories.

IV.	The following paragraph is added after the section entitled “EMERGING MARKETS FIXED INCOME (WESTERN ASSET MANAGEMENT COMPANY /WESTERN ASSET MANAGEMENT COMPANY LTD)” in the “Principal Investment Policies” section under the “MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST” section of the Prospectus relating to the Asset Allocation Portfolio:

MACRO OPPORTUNITIES (WESTERN ASSET MANAGEMENT COMPANY/WESTERN ASSET MANAGEMENT COMPANY LTD). The Macro Opportunities strategy will implement an opportunistic investing strategy by focusing on long-term value investing and active management of duration, yield curve, and volatility. The Macro Opportunities strategy will seek to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Macro Opportunities strategy does not invest in individual equities, it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent consistent with the Portfolio’s overall investment objective and strategy.

The Macro Opportunities strategy may enter into various derivative transactions for both hedging and non-hedging purposes, including seeking to enhance returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Macro Opportunities strategy may use bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The Macro Opportunities strategy may also use commodity and commodity index futures, options and swaps. Non-dollar securities may be held on a currency hedged or unhedged basis. The Macro Opportunities strategy may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Macro Opportunities strategy may also engage in short sales or may otherwise hold short positions.

Although the Macro Opportunities strategy may invest in securities of any maturity, it will normally maintain a dollar-weighted average effective duration (including futures positions), as estimated by the Western Asset, within the range of -5 to 10 years. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of structural complexities (for example, some bonds can be prepaid by the issuer). The Macro Opportunities strategy may invest in debt and fixed income securities of any credit quality, including securities that are in default.

V.	The section of the Prospectus entitled “HOW THE TRUST IS MANAGED – PORTFOLIO MANAGERS – AST Academic Strategies Asset Allocation Portfolio”– Western Asset & WAML: Emerging Markets Fixed income Segment.” is hereby replaced with the following:

Western Asset & WAML: Emerging Markets Fixed Income Segment and Macro Opportunities Segment. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the emerging markets fixed income sleeve are Keith J. Gardner, S. Kenneth Leech and Gordon S. Brown. The portfolio managers responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the macro opportunities sleeve are S. Kenneth Leech and Prashant Chandran. Messrs. Gardner, Leech, Brown and Chandran have been employed by Western Asset and WAML in the capacity of portfolio managers for at least the past five years.

Keith J. Gardner is a graduate of the State University of New York at Binghamton. Prior to joining Western Asset and WAML in 1994, Mr. Gardner held the position of Portfolio Manager at Legg Mason, Inc. and of Portfolio Manager at T. Rowe Price Associates, Inc.

S. Kenneth Leech is a graduate from the University of Pennsylvania. Mr. Leech has been employed by Western Asset since 1990 and has held the position of Chief Investment Officer since March 2014. Prior to that time, Mr. Leech served as a portfolio manager, Co-Chief Investment Officer and CIO Emeritus at Western Asset.

Gordon S. Brown received an MSc in Investment Analysis from the University of Stirling, an MSc in Business Economics from the University of Strathclyde, and an MA in Economic Science from the University of Aberdeen. Prior to joining Western Asset Management Limited in 2011, Mr. Brown was a Senior Investment Manager, Emerging Market Rates and Currencies. Mr. Brown is an Associate Member of the UK Society of Investment Professionals.

Prashant Chandran is a graduate from the Indian Institute of Technology, and holds an MSc from the University of Toledo and an MBA from the University of Chicago, Graduate School of Business. Mr. Chandran has been employed by Western Asset since 2007.

VI.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Macro Opportunities Sleeve and substituting the following information set forth below:

Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser	Fee Rate
AST Academic Strategies Asset Allocation Portfolio	Western Asset Management Company – Western Asset Management Company Limited	0.60% of average daily net assets to $100 million; 0.40% of average daily net assets over $100 million (Macro Opportunities Sleeve only)

VII.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS” is hereby revised by replacing the information pertaining to Western Asset with respect to the Portfolio and substituting the following information as set forth below:
AST Academic Strategies Asset Allocation Portfolio
Subadviser	Portfolio Managers*	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Western Asset Management Company/ Western Asset Management Company Limited	S. Kenneth Leech	105 / $184,698,194,836	241 / $91,894,585,151 9/ $1,525,819,092	686 / $177,273,548,325 55 / $16,704,017,398	None
	Keith J. Gardner	29 / $26,102,295,972	27 / $12,235,303,747 1 / $142,718,925	153 / $37,619,009,89 19 / $7,591,875,670	None
	Gordon S. Brown	9 / $2,475,914,328	20 / $6,349,341,867 1 / $142,718,925	67 / $22,226,700,683 6 / $3,677,246,018	None
	Prashant Chandran	6 / $84,172,551	3 / $1,696,418,715 1 / $96,191,929	4 / $622,943,404	None

* Information is as of April 30, 2014.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP1